Exhibit 10




                          THE WASHINGTON WATER POWER COMPANY

                      UNFUNDED OUTSIDE DIRECTOR RETIREMENT PLAN

                                EFFECTIVE MAY 1, 1988

                                  TABLE OF CONTENTS

     ARTICLE I.     Definitions  . . . . . . . . . . . . . . . . . . . . . .   1
          1.1  Administrator . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.2  Company . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.3  Disability  . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.4  Effective Date  . . . . . . . . . . . . . . . . . . . . . . .   1
          1.5  Final Annual Retainer Fee . . . . . . . . . . . . . . . . . .   1
          1.6  Outside Director(s) . . . . . . . . . . . . . . . . . . . . .   1
          1.7  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.8  Retirement  . . . . . . . . . . . . . . . . . . . . . . . . .   1
          1.9  Surviving Spouse  . . . . . . . . . . . . . . . . . . . . . .   1
          1.10 Year of Service . . . . . . . . . . . . . . . . . . . . . . .   1
     ARTICLE II.    Purpose of Plan  . . . . . . . . . . . . . . . . . . . .   1
          2.1  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     ARTICLE III.   Eligibility  . . . . . . . . . . . . . . . . . . . . . .   2
          3.1  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . .   2
     ARTICLE IV.    Benefits . . . . . . . . . . . . . . . . . . . . . . . .   2
          4.1  Normal Retirement Benefit . . . . . . . . . . . . . . . . . .   2
          4.2  Early Retirement Benefit  . . . . . . . . . . . . . . . . . .   2
          4.3  Pre-Retirement Survivor Benefit . . . . . . . . . . . . . . .   2
          4.4  Post-Retirement Survivor Benefit  . . . . . . . . . . . . . .   3
          4.5  Disability Benefit  . . . . . . . . . . . . . . . . . . . . .   3
          4.6  Form of Benefit Payments  . . . . . . . . . . . . . . . . . .   3
          4.7  Time of Benefit Payments  . . . . . . . . . . . . . . . . . .   3
          4.8  Benefits Unfunded . . . . . . . . . . . . . . . . . . . . . .   3
     ARTICLE V.     Administration . . . . . . . . . . . . . . . . . . . . .   4
          5.1  Duties of Administrator . . . . . . . . . . . . . . . . . . .   4
          5.2  Finality of Decisions . . . . . . . . . . . . . . . . . . . .   4
          5.3  Benefit Forfeiture  . . . . . . . . . . . . . . . . . . . . .   4

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                              TABLE OF CONTENTS (Con't)

     ARTICLE VI.    Amendment and Termination  . . . . . . . . . . . . . . .   4
          6.1  Amendment and Termination . . . . . . . . . . . . . . . . . .   4
          6.2  Contractual Obligation  . . . . . . . . . . . . . . . . . . .   5
          6.3  Change in Control . . . . . . . . . . . . . . . . . . . . . .   5
     ARTICLE VII.   Miscellaneous  . . . . . . . . . . . . . . . . . . . . .   5
          7.1  No Employment Rights  . . . . . . . . . . . . . . . . . . . .   5
          7.2  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . .   5
          7.3  Law Applicable  . . . . . . . . . . . . . . . . . . . . . . .   6

                          THE WASHINGTON WATER POWER COMPANY
                      UNFUNDED OUTSIDE DIRECTOR RETIREMENT PLAN
                                EFFECTIVE MAY 1, 1988

                                      ARTICLE I.
                                     Definitions
                                     -----------

               1.1  Administrator.  The Administrator appointed to administer
                    -------------
     the WASHINGTON WATER POWER COMPANY UNFUNDED OUTSIDE DIRECTOR RETIREMENT PLAN, as appointed from time to time.

               1.2  Company.  The Washington Water Power Company.
                    -------

               1.3  Disability.  The total and permanent physical or mental
                    ----------
     inability to perform the duties assigned to an Outside Director, which total and permanent disability is likely to continue for the remainder of said director's life.

               1.4  Effective Date.  May 1, 1988.
                    --------------

               1.5  Final Annual Retainer Fee.  The annual retainer fee paid to
                    -------------------------
     Outside Directors which is in effect at the time the elected director resigns or otherwise terminates his services.

               1.6  Outside Director(s).  An elected director of the Company who
                    -------------------
     is not an employee of the Company.

               1.7  Plan.  The Washington Water Power Company Unfunded Outside
                    ----
     Director Retirement Plan.

               1.8  Retirement.  The termination of the Outside Director's
                    ----------
     appointment to the Company's board of directors.

               1.9  Surviving Spouse.  The legal spouse of the Outside Director
                    ----------------
     as determined at the time of said director's death.

               1.10 Year of Service.  A partial or complete calendar year during
                    ---------------
     which the Outside Director was an elected director of the Company.

                                     ARTICLE II.
                                   Purpose of Plan
                                   ---------------

               2.1  Purpose.  The Plan is designed to provide retirement
                    -------
     benefits payable out of the general assets of the Company as provided in
     Article IV.

                                     ARTICLE III.
                                     Eligibility
                                     -----------

               3.1  Eligibility.  Each Outside Director who has completed five
                    -----------
     (5) or more Years of Service shall be entitled to the benefits herein described. For purposes of establishing eligibility, service shall include Years of Service as an Outside Director prior to the Effective Date of this Plan.

                                     ARTICLE IV.
                                      Benefits
                                      --------

               4.1  Normal Retirement Benefit.  An Outside Director shall become
                    -------------------------
     eligible for a normal retirement benefit upon the attainment of age seventy
     (70) while still serving as an elected director with at least five (5) Years of Service. The normal retirement benefit shall be calculated as follows:

                    Five percent (5%) of the Outside Director's Final Annual Retainer Fee for each Year of Service not to exceed twenty
                    (20) years.

               4.2  Early Retirement Benefit.  An Outside Director shall become
                    ------------------------
     eligible for an early retirement benefit upon completion of at least five
     (5) Years of Service. The early retirement benefit, if any, shall be calculated as follows:

                    Five percent (5%) of the Outside Director's Final Annual Retainer Fee for each Year of Service not to exceed twenty
                    (20) years; reduced by thirty-three hundredths percent (.33%) for each calendar month the Outside Director's retirement precedes his seventieth birthday.

               4.3  Pre-Retirement Survivor Benefit.  In the event of an
                    -------------------------------
     eligible Outside Director's death, fifty percent (50%) of the benefit to which the eligible director was entitled at the date of his death shall be paid to the Surviving Spouse.

               4.4  Post-Retirement Survivor Benefit.  In the event of a retired
                    --------------------------------
     Outside Director's death, fifty percent (50%) of the retired Outside Director's benefit shall continue to be paid to the Surviving Spouse.

               4.5  Disability Benefit.  Should Disability occur prior to age
                    ------------------
     seventy (70) and at a time when the Outside Director was still actively serving as an elected member of the Company's board of directors, an eligible director shall be entitled to a disability benefit equal to the early retirement benefit described in Section 4.2, if any.

               4.6  Form of Benefit Payments.  The benefits payable to or on
                    ------------------------
     behalf of an Outside Director as determined under Sections 4.1, 4.2, 4.3,
     4.4 and 4.5 shall be paid in the form of a life annuity.

               4.7  Time of Benefit Payments.  Benefits due under the Plan shall
                    ------------------------
     be due annually, payable in equal monthly installments, commencing on the first day of the month coincident with or next following the Retirement, Disability or death of the Outside Director and continuing for the life of the Outside Director or the Surviving Spouse, as the case may be. At the sole discretion of the board of directors, other schedules of payment may be established.

               4.8  Benefits Unfunded.  The benefits payable under the Plan
                    -----------------
     shall be paid by the Company each year out of its general assets and shall not be funded in any manner. All payments shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of such amounts due and owing. The Outside Director shall have no right, title, or interest whatever in or to any investment which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Outside Director or any other person. To the extent that any person requires a right to receive payments from the Company, such rights shall be no greater than the right of an unsecured creditor.

                                      ARTICLE V.
                                    Administration
                                    --------------

               5.1  Duties of Administrator.  The Plan shall be administered by
                    -----------------------
     the Administrator in accordance with its terms and purposes. The Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Outside Director from the Plan and shall cause them to be paid by the Company accordingly.

               5.2  Finality of Decisions.  The decisions made by and the
                    ---------------------
     actions taken by the Administrator in the administration of the Plan shall be final and conclusive on all persons; and, the Administrator shall not be subject to personal liability with respect to the Plan.

               5.3  Benefit Forfeiture.  All benefits provided by this Plan may
                    ------------------
     be forfeited by the Outside Director and the Outside Director's Surviving Spouse if in the judgement of the Administrator the Outside Director is responsible for acts or omission which subject the Company to public disrespect, scandal or ridicule, or if the Outside Director is responsible for acts of misconduct including, but not limited to, acts of theft, embezzlement, fraud or moral turpitude. The Administrator's determination as to the grounds for forfeiture shall be conclusive and binding on all parties.

                                     ARTICLE VI.
                              Amendment and Termination
                              -------------------------

               6.1  Amendment and Termination.  While the Company intends to
                    -------------------------
     maintain the Plan for as long as necessary, the Company reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate.

               6.2  Contractual Obligation.  Notwithstanding Section 6.1, the
                    ----------------------
     Company hereby makes a contractual commitment to pay the benefits accrued under the Plan to the extent it is financially capable of meeting such obligations. A benefit under this Plan shall not be deemed to have "accrued" unless payments have already commenced being paid to a particular Outside Director or Surviving Spouse prior to the time the Plan is amended and/or terminated in the manner described in Section 6.1 above.

               6.3  Change in Control.  In the event of a "change in control" as
                    -----------------
     defined in Article Eight of the Restated Articles of Incorporation of The Washington Water Power Company, an eligible Outside Director shall become immediately entitled to a normal retirement benefit. For purposes of this Section only, eligibility shall be defined to include any Outside Director with at least one (1) Year of Service, and eligible directors shall be credited with a minimum of five (5) Years of Service. Further, in the event of a "change in control," then the Retirement, survivor or Disability benefits then being paid at the date of the change in control shall continue for the life of the Outside Director or Surviving Spouse, as the case may be.

                                     ARTICLE VII.
                                    Miscellaneous
                                    -------------

               7.1  No Employment Rights.  Nothing contained in the Plan shall
                    --------------------
     be construed as a contract of employment between the Company and an Outside Director. It is mutually acknowledged that the relationship between the Company and the Outside Director is that of an independent contractor.

               7.2  Assignment.  No amount payable at any time hereunder shall
                    ----------
     be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person, and any attempt to so alienate or subject any such amount, whether then or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any amount payable hereunder, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time, such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Administrator if it so elects, may direct that such amount be withheld and that the amount or any part thereof be paid or applied to or for the benefit of such person, or his spouse, in such manner and proportion as said Administrator may deem proper.

               7.3  Law Applicable.  This Plan shall be governed by the laws of
                    --------------
     the State of Washington.

               ADOPTED AND APPROVED this ___ day of ____________, 1990, to be effective May 1, 1988, as previously approved by the Company.

                                   THE WASHINGTON WATER POWER COMPANY


                                   By________________________________
                                        (Officer of the Company)


                                   __________________________________
                                             (Title)

                          THE WASHINGTON WATER POWER COMPANY

                         Excerpt from Minutes of Meeting of
                        Board of Directors held February 14, 1997

          In addition, the Chairman reminded directors of previous discussions with respect to the termination of the Unfunded Outside Director Retirement Plan (bearing the effective date of May 1, 1988). He stated that the Compensation Committee is now formally recommending that effective December 31, 1996, The Washington Water Power Company Unfunded Outside Director Retirement Plan be terminated and that, as previously discussed and considered at past meetings of the Compensation Committee of the Board, the present value of the accrued retirement benefit for all active non-employee directors be distributed in the form of Company Common Stock to be purchased on the open market.

          After discussion, the following resolutions were moved, seconded, and unanimously adopted:

          BE IT RESOLVED that The Washington Water Power Company Unfunded Outside Director Retirement Plan ("Director Retirement Plan") is hereby terminated effective December 31, 1996, and the four directors who have benefits presently in "pay status" will continue to receive said benefits pursuant to the terms and conditions of said plan as determined at the time benefits commenced being paid; and

          BE IT RESOLVED FURTHER that the present value of the accrued retirement benefit (which, as deemed appropriate, may be adjusted to recognize length of service as a director) for all active non-employee directors be distributed in the form of Company Common Stock to be purchased on the open market; and

          BE IT RESOLVED FURTHER that vesting of the aforementioned benefit will be accelerated for any active non-employee director who might not otherwise meet the five-years of service eligibility requirement as set forth under the Director Retirement Plan; and

          BE IT RESOLVED FURTHER that The Bank of New York, a New York trust company with its principal office located at 48 Wall Street, New York, New York, be, and it hereby is, selected as trustee to purchase shares of Company Common Stock on the open market in connection with the termination of the Director Retirement Plan; and

          BE IT RESOLVED FURTHER that the trust agreement between the Company and The Bank of New York in the form or substantially the form presented to the Board, be, and it hereby is, approved, and the appropriate Officers of the Company, including the Corporate Secretary, be, and they hereby are, authorized and empowered to execute such trust agreement with such changes therein as the Officer executing the same may approve, approval of any such changes to be conclusively evidenced by his execution thereof; and

          BE IT RESOLVED FURTHER that the appropriate Officers of the Company be, and they hereby severally are, authorized and empowered in the Company's name and behalf to prepare, execute and file with the Securities and Exchange Commission, an appropriate Registration Statement for Common Stock to be purchased on the open market pursuant to the termination of the Director Retirement Plan, under the Securities Act of 1933, as amended, and applicable rules and regulations promulgated thereunder, together with any and all such amendments or supplements to such Registration Statement, and any and all such exhibits and other documents pertaining thereto, as in the judgment of such Officers may appear necessary or desirable; and

          BE IT RESOLVED FURTHER that the Company hereby appoints Paul A. Redmond, J. E. Eliassen, R. R. Peterson and J. A. Terrell and each of them severally as the true and lawful attorney or attorneys of the Company with full power to act with or without the others and with full power of substitution or resubstitution to sign such Registration Statement and any amendment or amendments thereto for and on behalf of the Company; that each director of the Company and each Officer thereof who may be required to sign said Registration Statement and any amendments thereto, is hereby authorized to appoint said Paul A. Redmond, J.
          E. Eliassen, R. R. Peterson and J. A. Terrell and each of them severally as the true and lawful attorneys of each such director and Officer of the Company with full power to act, with or without the others, and with full power of substitution and resubstition, to sign such Registration Statement and any amendment or amendments thereto, for or on behalf of each such director and/or Officer in his/her capacity or capacities as such; and that the Chairman of the Board and Chief Executive Officer, the President, or any Vice President of the Company, acting in the name and behalf of the Company, and each such Director of the Company and each Officer thereof who may be required to sign such Registration Statement and any amendment or amendments thereto is hereby authorized and empowered to execute an appropriate power of attorney to evidence such appointments as aforesaid; and

          BE IT RESOLVED FURTHER that the appropriate Officers of the Company, including the Corporate Secretary, be, and they hereby severally are, authorized and empowered in the Company's name and behalf to execute, file and deliver such further documents, to pay all such expenses and to do all such other and further acts and things as in the judgment of the Officer or Officers taking such action may be necessary or desirable to carry out the intent of the foregoing resolutions.

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